Exhibit 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Dynex Securities Corporation (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen J. Benedetti, the Principal Executive Officer and Chief Financial Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


     (1)  The Report fully complies with the  requirements of
          Section 13(a)  or 15(d) of the Securities  Exchange Act of 1934;
          and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




May 25, 2004                          /s/ Stephen J. Benedetti
                                      ------------------------------------------
                                      Stephen J. Benedetti
                                      Principal Executive Officer
                                      Chief Financial Officer